UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2011

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

On April 1, 2011, pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated April 21, 2010, among Qwest Communications International Inc. (“Qwest”), CenturyLink, Inc. (formerly known as CenturyTel, Inc.) (“CenturyLink”) and SB44 Acquisition Company (“Merger Sub”), Merger Sub merged with and into Qwest, with Qwest continuing as the surviving corporation and as a wholly owned subsidiary of CenturyLink (the “Merger”).

As a result of the Merger, each outstanding share of Qwest common stock, par value $0.01 (the “Common Stock”), was converted into the right to receive 0.1664 shares of CenturyLink common stock, with cash paid in lieu of fractional shares. As a result of the Merger, CenturyLink will deliver approximately 294.0 shares of  CenturyLink common stock to Qwest stockholders. Following the completion of the Merger, the Common Stock, which traded under the symbol “Q”, ceased to be listed on the New York Stock Exchange (the “NYSE”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Following the completion of the Merger, on April 1, 2011, at Qwest’s request, the NYSE filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE. Additionally, Qwest intends to file with the SEC a Certification on Form 15 under the Exchange Act ten days after the filing of the Form 25 requesting the termination of registration under Section 12(g) of the Exchange Act with respect to the Common Stock.  Qwest expects to continue to have bonds listed on the NYSE and currently intends to continue to file reports under the Exchange Act following the Effective Time.

Item 3.03               Material Modification to Rights of Security Holders

As a result of the Merger, the Common Stock was converted into the right to receive 0.1664 shares of CenturyLink common stock, with cash paid in lieu of fractional shares. Following the completion of the Merger, the Common Stock, which traded under the symbol “Q”, ceased to be listed on the NYSE. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01               Changes in Control of Registrant

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on April 1, 2011 (the “Effective Time”), Qwest became a wholly owned subsidiary of CenturyLink and, accordingly, a change in control of Qwest occurred. The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, at the Effective Time, each of the 12 directors of Qwest were removed as members of the board of directors of Qwest. None of the directors were removed from the board of directors because of any disagreements relating to Qwest’s operations, policies or practices.

At the Effective Time, the number of directors of Qwest became fixed at two and R. Stewart Ewing, Jr. and Stacey W. Goff became the directors of Qwest to hold such office until their successors are duly elected and qualified or as otherwise provided by the bylaws of Qwest.

Pursuant to the Merger Agreement, at the Effective Time, all of the officers of Qwest were removed from their positions as officers of Qwest and the following persons were appointed to hold the following principal office or offices indicated opposite his or her name, each to hold such office or offices until his or her successor is duly elected and qualified or as otherwise provided by the by-laws of Qwest:

Chief Executive Officer and President	Glen F. Post, III
Executive Vice President and Chief Operating Officer	Karen A. Puckett
Executive Vice President, Chief Financial Officer and Assistant Secretary	R. Stewart Ewing, Jr.
Executive Vice President, General Counsel and Assistant Secretary	Stacey W. Goff
Executive Vice President — Network Services	Dennis G. Huber
President — Wholesale Operations	William E. Cheek
President — Business Markets Group	Christopher K. Ancell
Senior Vice President — Controller and Operations Support	David D. Cole

Glen F. Post, III has served CenturyLink as its Chief Executive Officer since 1992, as its President since July 1, 2009 (and from 1990 to 2002), and as one of its directors since 1985, and is expected to continue to serve in these positions for CenturyLink following the Effective Time.  He has also served CenturyLink in various other executive capacities in the past, including as Chairman of the Board between 2002 and 2009.  Mr. Post is 58 years of age.

Karen A. Puckett has served as Executive Vice President and Chief Operating Officer of CenturyLink since July 1, 2009, and is expected to continue to serve in these positions for CenturyLink following the Effective Time.  Ms. Puckett served as President and Chief Operating Officer of CenturyLink between 2002 and 2009.  Ms. Puckett is 50 years of age.

R. Stewart Ewing, Jr. has served as Executive Vice President and Chief Financial Officer of CenturyLink since 1999, and is expected to continue to serve in these positions for CenturyLink following the Effective Time.  Mr. Ewing is 59 years of age.

Stacey W. Goff has served as Executive Vice President, General Counsel and Secretary of CenturyLink since July 1, 2009 and is expected to continue to serve in these positions for CenturyLink following the Effective Time.  Mr. Goff served as Senior Vice President, General Counsel and Secretary of CenturyLink for several years prior to July 1, 2009.  Mr. Goff is 45 years of age.

Dennis G. Huber has served as Executive Vice President — Network Services of CenturyLink since July 1, 2009 (excluding the four-month period between May 2010 and September 2010), and is expected to continue to serve in this capacity for CenturyLink following the Effective Time.  Mr. Huber held various executive positions at Embarq Corporation and its predecessor companies from January 2003 through July 1, 2009, most notably Chief Technology Officer and Senior Vice President, Senior Vice President — Corporate Strategy and Development and Senior Vice President of Product Development.  Mr. Huber is 51 years of age.

William A. Cheek has served as President — Wholesale Operations of CenturyLink since July 1, 2009, and is expected to continue to serve in this capacity for CenturyLink following the Effective Time.  Mr. Cheek served as President — Wholesale Markets for Embarq Corporation from May 2006 until July 2009.  He served in this same role at the local telecommunications division of Sprint Nextel Corporation from August 2005 until May 2006, and as Assistant Vice President, Strategic Sales and Account Management in Sprint Business Solutions from January 2004 until July 2005.  Mr. Cheek is 55 years of age.

David D. Cole has served as Senior Vice President — Operations Support of CenturyLink since 1999, and Mr. Cole is expected to continue in this position with CenturyLink following the Effective Time.  Effective April 1, 2011, Mr. Cole has also been named as Controller of CenturyLink.  Mr. Cole is 53 years of age.

Christopher K. Ancell served as an executive officer of Qwest prior to the merger.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of Qwest was amended and restated in its entirety to be substantially identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the name of Qwest remained Qwest Communications International Inc. (the “Amended and Restated Certificate of Incorporation of Qwest”). Additionally, pursuant to the Merger Agreement, at the Effective Time, the bylaws of Merger Sub became the bylaws of Qwest, except that the bylaws were amended to replace all references to SB44 Acquisition Company with references to Qwest Communications International Inc. (the “Bylaws of Qwest”).

Copies of the Amended and Restated Certificate of Incorporation of Qwest and the Bylaws of Qwest are filed as Exhibits 3.1 and 3.2 to this Current Report of Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated April 21, 2010, by and among Qwest Communications International Inc., CenturyLink, Inc. (formerly known as CenturyTel, Inc.) and SB44 Acquisition Company (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 22, 2010 (File No. 001-15577)).

3.1	Amended and Restated Certificate of Incorporation of Qwest Communications International Inc.

3.2	Bylaws of Qwest Communications International Inc.

99.1	Press release dated April 1, 2011, announcing the completion of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2011

QWEST COMMUNICATIONS INTERNATIONAL INC.

	By:	/s/ Stacey Goff
	Name:	Stacey Goff
	Title:	Executive Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated April 21, 2010, by and among Qwest Communications International Inc., CenturyLink, Inc. (formerly known as CenturyTel, Inc.) and SB44 Acquisition Company (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 22, 2010 (File No. 001-15577)).

3.1	Amended and Restated Certificate of Incorporation of Qwest Communications International Inc.

3.2	Bylaws of Qwest Communications International Inc.

99.1	Press release dated April 1, 2011, announcing the completion of the Merger.